The UBS Funds

Prospectus Supplement | June 3, 2024

Includes:

•  UBS U.S. Small Cap Growth Fund

Dear Investor,

The purpose of this supplement is to update the information in the Prospectuses, dated October 27, 2023, as supplemented, for UBS U.S. Small Cap Growth Fund (the "Fund"), a series of The UBS Funds, as follows:

David Sullivan is added as a portfolio manager for the Fund.

Therefore, the following bullet is added under the heading "UBS U.S. Small Cap Growth Fund-Fund Summary" and the sub-heading "Portfolio managers" of the Prospectuses:

• David Sullivan, portfolio manager of the Fund since May 2024.

Additionally, the information under the heading "Additional information-Management" and the sub-heading "Portfolio management-UBS U.S. Small Cap Growth Fund" of the Prospectuses is deleted in its entirety and replaced by the following:

David Wabnik, Samuel Kim and David Sullivan are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. All members of the U.S. Small Cap Growth investment team have responsibility for investment research. The portfolio managers have access to additional investment teams within the various asset classes and markets in which the Fund invests. Information about Messrs. Wabnik, Kim, and Sullivan is provided below.

David Wabnik is Head of US Small Cap Growth Equity and a Senior Portfolio Manager, and a Managing Director, at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995 and portfolio manager of the Fund since its inception.

Samuel Kim is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003 and a portfolio manager of the Fund since 2011.

David Sullivan is a Co-Portfolio Manager of the US Small Cap Growth and Future Leaders Small Cap strategies and an Executive Director at UBS Asset Management. Previously, Mr. Sullivan served as Head of Business for Growth Equities. Mr. Sullivan joined UBS Asset Management in 2002 and has been a portfolio manager of the Fund since May 2024.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1259

The UBS Funds

Supplement to the Statement of Additional Information | June 3, 2024

Includes:

•  UBS U.S. Small Cap Growth Fund

Dear Investor,

The purpose of this supplement is to update the information in the Statement of Additional Information, dated October 27, 2023, as supplemented, for UBS U.S. Small Cap Growth Fund (the "Fund"), a series of The UBS Funds, as follows:

David Sullivan is added as a portfolio manager for the Fund.

Therefore, in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the following information is added:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
David Sullivan* (UBS U.S. Small Cap Growth Fund)	—	$0	2	$312	517	$353[13]

  *  Mr. Sullivan became a portfolio manager of the Fund as of May 16, 2024. Information is as of April 30, 2024.

  13  1 account with a total of approximately $219 million has an advisory fee based on the performance of the account.

In addition, the following is added under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers":

Portfolio manager/Fund	Range of shares owned
David Sullivan† (UBS U.S. Small Cap Growth Fund)	None

†  Mr. Sullivan became a portfolio manager of UBS U.S. Small Cap Growth Fund as of May 16, 2024. Information is as of April 30, 2024.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1260